UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, 10th Floor, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2010. The net asset value (NAV) at that date was $11.96 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at year end, the Fund's closing price on the NYSE was $11.21.

The total returns, including income, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2010	Year Ended December 31, 2010
Cohen & Steers Global Income Builder at Market Value[a]	25.04%	9.93%
Cohen & Steers Global Income Builder at NAV[a]	28.49%	11.18%
MSCI World Index[b]	24.21%	12.34%
S&P 500 Index[b]	23.27%	15.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital"

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The MSCI World Index is a market-capitalization-weighted index that monitors the performance of stocks from all around the world and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund allocates its assets among five proprietary strategies: global large cap value, global real estate, global utility, global preferred securities and closed-end funds. As of December 31, 2010, 67% of the Fund was invested in the global large cap component.

Index and stock options are written on a portion of the Fund's portfolio (covered call strategy). As of December 31, 2010, the aggregate notional value of options represented 54% of total assets.

Investment Review

Global equity markets had positive returns in 2010, as early doubts about the global recovery transitioned to optimism in the year's second half. Amid monetary stimulus in the United States and some encouraging economic data in Europe, investors showed greater willingness to take on risk, despite stubbornly high U.S. unemployment, ongoing European sovereign debt concerns and policy tightening in China.

All sectors of the S&P 500 Index had gains for the year. The consumer discretionary sector was a standout with a return of 27.8%, on the heels of the best holiday shopping season in more than five years for both high-end and discount retailers. Energy stocks rallied 20.3%, as oil prices rose and closed the year above $90 per barrel. Industrials, which had a total return of 26.8%, benefited from continued global growth and improvement in the U.S. economy.

Rising commodity prices and demand in China drove materials stocks higher to close the year with a 22.3% total return. In the technology sector (+10.2%), demand for semiconductors and hardware centered around the strong global growth in smartphones and the rise of tablet computing. Although still positive for the year, the financial services, health care and utilities sectors trailed the broad index.

U.S. REITs generated sizable returns

Real estate stocks advanced globally, led by exceptionally strong returns for U.S. REITs amid improving fundamentals and a significant compression in cap rates. The year also marked a shift from defense to offense: having recapitalized in 2009, many REITs began to make acquisitions and raise dividends. Investors noticed, and rewarded them for it. The top-performing property sectors were those poised to gain the most from improving economic conditions, such as apartment and hotel companies.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), helped the Fund's absolute return during the year. The Fund's benchmarks are not leveraged.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The large cap value component was the main driver of absolute performance based on NAV; our holdings trailed the MSCI World Index, as did our utilities and global real estate allocations, which each accounted for about 8% of the Fund's assets. The Fund's modest allocations to preferred securities and closed-end funds had positive total returns, but underperformed the broad equity market.

Covered calls update

The Fund wrote covered call options on an index or security with the intention of earning option premiums, potentially increasing distributable income and reducing volatility. As a result of strong market performance and lower option premiums, as market volatility subsided, the options slightly detracted from performance.

Investment Outlook

In our view, the strength of the U.S. stock market in the second half of 2010 partly reflects the high expectations for the U.S. economy in 2011. We enter 2011 with some concern that equities will face headwinds as hopes give way to the realization that the economy remains sluggish and that much more time will be required to sharply reduce excess capacity and unemployment. With valuations less attractive than six months ago, equity-return expectations need to be tempered as well, and this sets the stage for large cap stocks to close some of the performance gap that emerged over the past two years (when mid-cap stocks paced the rally). The coming year will likely be notable for how large, cash-rich companies choose to deploy their capital as the economy builds on the recovery.

On a sector basis, our outlook remains generally positive for cyclical industries, and we continue to favor technology companies. Although technology stocks lagged the broad value average over the year, the group offers excellent balance sheets, cyclical and secular growth and, increasingly, a trend of dividend increases. We also favor industrial companies, along with select consumer cyclical, materials and energy companies.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS

	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	RICHARD E. HELM

	Portfolio Manager	Portfolio Manager

	YIGAL D. JHIRAD	WILLIAM F. SCAPELL

	Portfolio Manager	Portfolio Manager

DOUGLAS R. BOND	SCOTT CROWE	BEN MORTON

Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of December 31, 2010, leverage represented 22%a of the Fund's managed assets.

Leverage Factsb

Leverage (as a % of managed assets)[a]	22%
Current Rate on Debt[c]	1.4%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On June 1, 2009, the Securities and Exchange Commission (the "SEC") issued an order (the "Order") to the Fund providing an exemption from Section 18(a)(1) of the 1940 Act. The Order temporarily permitted the Fund to maintain 200% asset coverage for debt used to replace auction market preferred securities ("AMPS") rather than 300% asset coverage required by Section 18(a)(1) for debt. Effective June 10, 2010, it was no longer necessary for the Fund to utilize the temporary relief and the Fund began complying with the 300% asset coverage required by Section 18(a)(1).

b  Data as of December 31, 2010. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

DECEMBER 31, 2010

Top Ten Long-Term Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Novartis AG	$5,542,016	1.6%
Nestle SA	5,464,460	1.5
Exxon Mobil Corp.	5,107,213	1.4
GlaxoSmithKline PLC	4,895,073	1.4
JPMorgan Chase & Co.	3,936,322	1.1
Total SA	3,930,428	1.1
General Electric Co.	3,749,998	1.1
BHP Billiton Ltd.	3,623,257	1.0
PG&E Corp.	3,588,000	1.0
MarkWest Energy Partners LP	3,568,441	1.0

a  Top ten holdings are determined on the basis of the value of the individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

December 31, 2010

		Number of Shares	Value
COMMON STOCK	106.5%
AUSTRALIA	3.1%
BANK	1.2%
Australia and New Zealand Banking Group Ltd.[a]		142,761	$3,409,473
MATERIALS	1.3%
BHP Billiton Ltd.[a]		78,287	3,623,257
REAL ESTATE—DIVERSIFIED	0.6%
Mirvac Group		1,322,122	1,656,527
TOTAL AUSTRALIA			8,689,257
BRAZIL	2.6%
HOTEL	0.5%
BHG SA - Brazil Hospitality Group[b]		121,277	1,475,050
UTILITIES	2.1%
ELECTRIC UTILITIES	1.0%
EDP - Energias do Brasil SA		120,111	2,800,901
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	1.0%
AES Tiete SA		191,946	2,775,123
WATER	0.1%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR[c]		2,100	111,048
TOTAL UTILITIES			5,687,072
TOTAL BRAZIL			7,162,122
CANADA	3.6%
BANK	1.0%
Toronto-Dominion Bank/The[c]		38,500	2,860,935
DIVERSIFIED FINANCIAL SERVICE	0.7%
IGM Financial		41,211	1,801,297
FINANCIAL	1.0%
Power Corp.		104,000	2,894,177
MATERIALS—METALS & MINING	0.3%
Cameco Corp.		22,900	928,161

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
RESTAURANT	0.4%
Tim Hortons		25,000	$1,033,390
TRANSPORT—RAIL	0.2%
Canadian National Railway Co.		8,000	533,843
TOTAL CANADA			10,051,803
FINLAND	1.1%
REAL ESTATE—DIVERSIFIED	0.7%
Sponda Oyj		367,567	1,905,777
TELECOMMUNICATION SERVICES	0.4%
Nokia Oyj[a]		107,600	1,112,903
TOTAL FINLAND			3,018,680
FRANCE	3.5%
BANK	0.2%
BNP Paribas		9,140	581,498
CONSUMER STAPLES	0.2%
Danone SA		9,000	565,495
ENERGY—OIL & GAS	1.4%
Total SAa		74,181	3,930,428
MATERIALS	0.6%
Lafarge SAa		24,400	1,529,860
UTILITIES	1.1%
ELECTRIC UTILITIES	0.6%
Electricite de France[a]		36,744	1,507,156
MULTI UTILITIES	0.5%
GDF Suez[a]		40,913	1,467,944
TOTAL UTILITIES			2,975,100
TOTAL FRANCE			9,582,381
GERMANY	3.9%
AUTOMOTIVE	0.7%
Bayerische Motoren Werke AGa		23,000	1,808,749

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
INDUSTRIAL	1.3%
Siemens AGa		28,500	$3,530,438
INSURANCE	1.0%
Allianz SEa		23,600	2,804,557
SOFTWARE	0.9%
SAP AGa		50,000	2,545,651
TOTAL GERMANY			10,689,395
HONG KONG	7.5%
ENERGY—OIL & GAS	0.6%
CNOOC Ltd.[a]		749,000	1,786,545
FINANCE—INVESTMENT BANKERS/BROKERS	0.6%
Hong Kong Exchanges and Clearing Ltd.[a]		69,500	1,576,375
INDUSTRIALS	0.6%
Hutchison Whampoa Ltd.[a]		171,000	1,764,384
REAL ESTATE	3.7%
DIVERSIFIED	2.8%
Glorious Property Holdings Ltd.		5,388,000	1,836,944
New World Development Ltd.		16,786	31,573
Sun Hung Kai Properties Ltd.		189,000	3,126,981
Wharf Holdings Ltd.[a]		342,000	2,631,176
			7,626,674
OFFICE	0.9%
Hongkong Land Holdings Ltd. (USD)		344,000	2,483,680
TOTAL REAL ESTATE			10,110,354
RETAIL	0.4%
Esprit Holdings Ltd.		203,637	966,731
TELECOMMUNICATION SERVICES	0.4%
China Mobile Ltd.		101,500	1,008,758
UTILITIES—ELECTRIC UTILITIES	1.2%
CLP Holdings Ltd.		419,000	3,412,245
TOTAL HONG KONG			20,625,392

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
ISRAEL	0.9%
PHARMACEUTICAL
Teva Pharmaceutical Industries Ltd., ADR[c]		47,784	$2,490,980
ITALY	2.3%
BANK	0.1%
UniCredito Italiano S.p.A.		202,860	419,634
ENERGY—OIL & GAS	0.9%
Eni S.p.A.[a]		111,800	2,441,169
UTILITIES—GAS UTILITIES	1.3%
Snam Rete Gas S.p.A.[a]		700,482	3,482,121
TOTAL ITALY			6,342,924
JAPAN	9.5%
APPAREL	0.7%
Fast Retailing Co., Ltd.		11,200	1,783,668
Nisshinbo Industries		25,000	274,048
			2,057,716
AUTOMOTIVE	0.8%
Toyota Motor Corp.		56,400	2,236,827
BANK	0.1%
Sumitomo Trust and Banking Co., Ltd.		50,000	315,310
ENERGY—OIL & GAS REFINING & MARKETING	0.1%
Showa Shell Sekiyu KK		21,000	192,438
FINANCE	0.1%
Daiwa Securities Group		47,000	241,976
FOOD	0.5%
House Foods Corp.		40,400	647,873
Kikkoman Corp.		53,000	594,039
			1,241,912
HEALTH CARE	0.7%
Astellas Pharma		33,800	1,288,471
Eisai Co., Ltd.		15,200	550,413
			1,838,884

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
INDUSTRIAL	2.2%
Chiyoda Corp.		46,000	$457,790
Fanuc Ltd.[a]		20,100	3,087,166
Secom Co., Ltd.[a]		54,800	2,595,221
			6,140,177
INSURANCE	0.2%
NKSJ Holdings[b]		85,000	626,062
MATERIALS	0.6%
Mitsubishi Materials Corp.[b]		76,000	242,444
Shin-Etsu Chemical Co., Ltd.		12,500	677,423
Sumitomo Metal Mining Co., Ltd.		14,000	244,685
Toray Industries		87,000	519,707
			1,684,259
TECHNOLOGY	2.9%
Canon		53,400	2,768,986
Kyocera Corp.		11,700	1,194,642
NTT Data Corp.		129	446,630
Sony Corp.		57,000	2,054,921
TDK Corp.[a]		15,200	1,057,766
Tokyo Electron Ltd.		8,600	544,451
			8,067,396
TELECOMMUNICATION SERVICES	0.2%
KDDI Corp.		100	577,657
TOYS/GAMES/HOBBIES	0.4%
Nintendo Co., Ltd.		3,600	1,056,633
TOTAL JAPAN			26,277,247
MEXICO	0.7%
RETAIL	0.5%
Wal-Mart de Mexico SA de CVa		480,600	1,373,310
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CVa		236,700	678,476
TOTAL MEXICO			2,051,786

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
SINGAPORE	0.6%
DIVERSIFIED
Keppel Land Ltd.		416,000	$1,555,928
SPAIN	0.5%
TELECOMMUNICATION SERVICES
Telefonica SAa		61,600	1,396,492
SWEDEN	0.9%
RETAIL
Hennes & Mauritz ABa		76,958	2,563,112
SWITZERLAND	4.0%
FOOD	2.0%
Nestle SAa		93,320	5,464,460
HEALTH CARE	2.0%
Novartis AGa		94,300	5,542,016
TOTAL SWITZERLAND			11,006,476
UNITED KINGDOM	8.1%
BANK	1.3%
Barclays PLC[a]		397,000	1,619,515
HSBC Holdings PLC[a]		209,166	2,123,306
			3,742,821
CONSUMER DISCRETIONARY	0.9%
Reckitt Benckiser Group PLC[a]		44,800	2,462,129
CONSUMER—NON-CYCLICAL—AGRICULTURE	0.5%
British American Tobacco PLC[a]		36,300	1,394,225
ENERGY—INTEGRATED OIL & GAS	1.0%
Royal Dutch Shell PLC[a]		81,024	2,701,448
HEALTH CARE	1.8%
GlaxoSmithKline PLC[a]		253,200	4,895,073
REAL ESTATE—OFFICE	0.6%
Great Portland Estates PLC		282,467	1,588,942

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
TELECOMMUNICATION SERVICES	0.8%
Vodafone Group PLC[a]		915,000	$2,365,263
UTILITIES—MULTI UTILITIES	1.2%
National Grid PLC[a]		375,000	3,233,182
TOTAL UNITED KINGDOM			22,383,083
UNITED STATES	53.7%
BASIC MATERIALS	0.7%
Archer-Daniels-Midland Co.[a]		21,479	646,088
Praxair[c]		12,400	1,183,828
			1,829,916
CONSUMER—CYCLICAL	3.7%
APPAREL	0.7%
NIKE[a,c]		22,337	1,908,027
MEDIA	0.7%
Comcast Corp.[a]		35,000	768,950
The Walt Disney Co.[a]		32,100	1,204,071
			1,973,021
RETAIL	2.1%
Nordstrom[a]		28,340	1,201,049
Ross Stores[c]		28,500	1,802,625
Wal-Mart Stores[a,c]		50,700	2,734,251
			5,737,925
TOYS/GAMES/HOBBIES	0.2%
Mattel[a]		27,700	704,411
TOTAL CONSUMER—CYCLICAL			10,323,384
CONSUMER—NON-CYCLICAL	4.1%
AGRICULTURE	0.4%
Philip Morris International[a,c]		20,233	1,184,238
BEVERAGE	0.8%
PepsiCo[a,c]		32,610	2,130,411

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
COSMETICS/PERSONAL CARE	1.0%
Colgate-Palmolive Co.[a,c]		12,000	$964,440
Procter & Gamble Co.[a,c]		26,476	1,703,201
			2,667,641
FOOD	0.4%
Kraft Foods—Class Aa		35,673	1,124,056
RESTAURANT	1.2%
McDonald's Corp.[a,c]		43,539	3,342,054
RETAIL	0.3%
CVS Caremark Corp.[a,c]		25,000	869,250
TOTAL CONSUMER—NON-CYCLICAL			11,317,650
ENERGY	7.4%
OIL & GAS	4.4%
Apache Corp.[c]		10,200	1,216,146
Chevron Corp.[a]		35,130	3,205,613
ConocoPhillips[a,c]		29,000	1,974,900
Devon Energy Corp.[a]		7,973	625,960
Exxon Mobil Corp.[a,c]		69,847	5,107,213
			12,129,832
OIL & GAS SERVICES	1.0%
Schlumberger Ltd.[a,c]		34,498	2,880,583
OIL & GAS STORAGE & TRANSPORTATION	2.0%
Buckeye Partners LPd,e		29,200	1,814,835
MarkWest Energy Partners LP		82,393	3,568,441
			5,383,276
TOTAL ENERGY			20,393,691

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
FINANCIAL	9.5%
BANK	3.4%
Bank of America Corp.[a]		225,900	$3,013,506
Bank of New York Mellon Corp.[a]		38,000	1,147,600
BB&T Corp.[a]		16,700	439,043
US Bancorp[a,c]		88,872	2,396,878
Wells Fargo & Co.[a,c]		76,687	2,376,530
			9,373,557
CREDIT CARD	0.9%
American Express Co.[a,c]		25,700	1,103,044
Visa—Class Aa,c		20,500	1,442,790
			2,545,834
DIVERSIFIED FINANCIAL SERVICE	3.1%
Citigroup[a,b]		313,118	1,481,048
Goldman Sachs Group[a]		18,900	3,178,224
JPMorgan Chase & Co.[a,c]		92,794	3,936,322
			8,595,594
INSURANCE	2.1%
Aflac[a,c]		25,000	1,410,750
HCC Insurance Holdings[a]		84,981	2,459,350
Prudential Financial[a,c]		30,000	1,761,300
			5,631,400
TOTAL FINANCIAL			26,146,385
HEALTH CARE	4.2%
Abbott Laboratories[a,c]		44,663	2,139,804
Becton Dickinson & Co.[a]		7,900	667,708
Brookdale Senior Living[b,c]		84,789	1,815,333
Covidien Ltd.[c]		28,000	1,278,480
Johnson & Johnson[a]		26,136	1,616,512
Medtronic[a,c]		32,425	1,202,643
Merck & Co.[a]		44,829	1,615,637
Pfizer[a]		73,984	1,295,460
			11,631,577

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
INDUSTRIAL	6.7%
AEROSPACE & DEFENSE	3.1%
General Dynamics Corp.[a]		24,019	$1,704,388
L-3 Communications Holdings[a]		26,000	1,832,740
Lockheed Martin Corp.[a]		27,000	1,887,570
United Technologies Corp.[a,c]		38,873	3,060,083
			8,484,781
COMMERCIAL SERVICES & SUPPLIES	0.4%
Iron Mountain[c]		45,500	1,137,955
DIVERSIFIED MANUFACTURING	1.9%
Caterpillar[a]		15,300	1,432,998
General Electric Co.[a]		205,030	3,749,998
			5,182,996
ENVIRONMENTAL CONTROL	0.4%
Waste Management[c]		32,000	1,179,840
TRANSPORTATION	0.9%
United Parcel Service[a]		33,160	2,406,753
TOTAL INDUSTRIAL			18,392,325
MATERIALS	2.0%
CHEMICALS	0.7%
Dow Chemical Co.[a]		40,000	1,365,600
Ecolab[c]		11,000	554,620
			1,920,220
METALS & MINING	1.3%
Freeport-McMoRan Copper & Gold[a,c]		23,500	2,822,115
Newmont Mining Corp.[c]		14,100	866,163
			3,688,278
TOTAL MATERIALS			5,608,498
REAL ESTATE	4.3%
DIVERSIFIED	0.6%
Forest City Enterprises[b,c]		103,748	1,731,554

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
HOTEL	0.6%
Hersha Hospitality Trust		256,488	$1,692,821
INDUSTRIAL	0.7%
ProLogis[c]		120,117	1,734,490
RESIDENTIAL	0.6%
AvalonBay Communities		15,155	1,705,695
SHOPPING CENTER—REGIONAL MALL	1.8%
Developers Diversified Realty Corp.		188,360	2,653,992
General Growth Properties[b,c]		154,577	2,392,852
			5,046,844
TOTAL REAL ESTATE			11,911,404
TECHNOLOGY	6.8%
COMPUTERS	1.3%
Apple[b,c]		1,800	580,608
Hewlett-Packard Co.[a]		33,674	1,417,675
International Business Machines Corp.[a]		11,433	1,677,907
			3,676,190
INTERNET SERVICE PROVIDER	0.5%
Google[a,b]		2,200	1,306,734
SEMICONDUCTORS	1.8%
Intel Corp.[a]		93,301	1,962,120
Texas Instruments[a,c]		87,000	2,827,500
			4,789,620
SOFTWARE	2.1%
Microsoft Corp.[a,c]		88,015	2,457,379
Oracle Corp.[a,c]		108,200	3,386,660
			5,844,039

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
TELECOMMUNICATION EQUIPMENT	1.1%
Corning[c]		60,700	$1,172,724
Harris Corp.[a]		11,900	539,070
QUALCOMM[a]		28,000	1,385,720
			3,097,514
TOTAL TECHNOLOGY			18,714,097
TELECOMMUNICATION SERVICES	1.1%
AT&Ta,c		83,977	2,467,244
Verizon Communications[a,c]		19,686	704,365
			3,171,609
UTILITIES	3.2%
ELECTRIC UTILITIES	0.7%
Southern Co.[a,c]		51,885	1,983,563
MULTI UTILITIES	2.5%
PG&E Corp.		75,000	3,588,000
Sempra Energy[a]		61,500	3,227,520
			6,815,520
TOTAL UTILITIES			8,799,083
TOTAL UNITED STATES			148,239,619
TOTAL COMMON STOCK (Identified cost—$286,839,707)			294,126,677
CLOSED-END FUNDS—UNITED STATES	9.0%
COVERED CALL	0.4%
NFJ Dividend Interest & Premium Strategy Fund[c]		59,200	1,036,592
EMERGING MARKETS DEBT	0.2%
Morgan Stanley Emerging Markets Domestic Debt Fund[c]		35,000	565,250
EQUITY TAX-ADVANTAGED	0.4%
Eaton Vance Tax-Advantaged Dividend Income Fund		74,900	1,239,595
GLOBAL EQUITY DIVIDEND	0.6%
Alpine Total Dynamic Dividend Fund		271,500	1,607,280
GLOBAL HYBRID (GROWTH & INCOME)	0.5%
Clough Global Opportunities Fund[c]		101,585	1,369,366

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
GLOBAL INCOME	1.3%
AllianceBernstein Global High Income Fund[c]		62,200	$889,460
First Trust Aberdeen Global Opportunity Income Fund[c]		44,100	765,576
MFS Multimarket Income Trust		82,400	568,560
Western Asset Global High Income Fund[c]		108,100	1,392,328
			3,615,924
HIGH YIELD	1.9%
BlackRock Corporate High Yield Fund		106,900	725,851
BlackRock Corporate High Yield Fund III		81,800	553,786
BlackRock Corporate High Yield Fund Vc		179,301	2,069,134
New America High Income Fund[c]		118,700	1,182,252
PIMCO High Income Fund		68,153	866,906
			5,397,929
INVESTMENT GRADE	0.5%
PIMCO Income Opportunity Fund		57,400	1,468,866
LIMITED DURATION	0.4%
Eaton Vance Limited Duration Income Fund[c]		35,300	566,565
Franklin Templeton Limited Duration Income Trust[c]		44,600	583,368
			1,149,933
MULTI-SECTOR	0.6%
AGIC Convertible & Income Fund[c]		105,000	1,075,200
AGIC Convertible & Income Fund II		57,200	535,964
			1,611,164
REAL ESTATE	0.7%
Alpine Global Premier Properties Fund		270,200	1,915,718
U.S. GENERAL EQUITY	1.5%
Gabelli Equity Trust		273,800	1,552,446
Liberty All-Star Equity Fund		243,200	1,198,976
Royce Value Trust[c]		88,888	1,292,431
			4,043,853
TOTAL CLOSED-END FUNDS—UNITED STATES (Identified cost—$23,182,951)			25,021,470

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	3.6%
BERMUDA	0.7%
INSURANCE—REINSURANCE
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		20,000	$1,838,126
NETHERLANDS	1.1%
INSURANCE
LIFE/HEALTH INSURANCE	0.6%
Aegon NV, 6.50%[a]		70,000	1,522,500
MULTI-LINE	0.5%
ING Groep N.V., 7.375%		63,000	1,460,340
TOTAL NETHERLANDS			2,982,840
UNITED KINGDOM	1.2%
BANK
Barclays Bank PLC, 7.75%, Series IV		35,000	889,700
HSBC Holdings PLC, 8.00%, Series II		31,739	845,845
National Westminster Bank PLC, 7.76%, Series C		78,373	1,703,045
			3,438,590
UNITED STATES	0.6%
BANK—FOREIGN	0.3%
Deutsche Bank Contingent Capital Trust III, 7.60%[a]		30,000	762,900
MORTGAGE	0.3%
Countrywide Capital V, 7.00%, due 11/1/36		35,000	861,000
TOTAL UNITED STATES			1,623,900
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$9,389,168)			9,883,456
PREFERRED SECURITIES—CAPITAL SECURITIES	7.4%
BERMUDA	0.7%
INSURANCE—REINSURANCE
Catlin Insurance Co., 7.249%, due 12/31/49, 144Af		2,000,000	1,770,000
CAYMAN ISLANDS	0.7%
INTEGRATED TELECOMMUNICATIONS SERVICES
Centaur Funding Corp., 9.08%, due 4/21/20, 144Af		1,750	1,899,844

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
FRANCE	0.6%
BANK—FOREIGN
BNP Paribas, due 12/31/49, 144Aa,f		1,800,000	$1,737,000
UNITED KINGDOM	0.6%
BANK
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Af		2,000,000	1,760,000
UNITED STATES	4.8%
BANK	0.9%
JP Morgan Chase & Co., 7.90%, 4/29/49		2,500,000	2,666,428
INSURANCE	2.9%
LIFE/HEALTH INSURANCE	0.6%
Lincoln National Corp., 7.00%, due 5/17/66		1,500,000	1,477,500
MULTI-LINE	1.1%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Af		1,250,000	1,328,125
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Af		1,500,000	1,770,000
			3,098,125
PROPERTY CASUALTY	1.2%
ACE Capital Trust II, 9.70%, due 4/1/30		1,500,000	1,857,313
Liberty Mutual Group, 7.80%, due 3/15/37, 144Af		1,500,000	1,492,500
			3,349,813
TOTAL INSURANCE			7,925,438
OIL & GAS STORAGE & TRANSPORTATION—INDUSTRIAL	1.0%
Enterprise Products Operating LP LCC, 8.375%, 8/1/66		2,500,000	2,687,367
TOTAL UNITED STATES			13,279,233
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$19,783,744)			20,446,077

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Principal Amount	Value
CORPORATE BONDS	0.5%
UNITED STATES
PROPERTY CASUALTY
Liberty Mutual Insurance, due 10/15/97, 144Af (Identified cost—$1,342,500)		$1,500,000	$1,333,773
		Number of Shares
SHORT-TERM INVESTMENTS	2.8%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.02%[g]		3,821,847	3,821,847
State Street Institutional Liquid Reserves Fund, 0.18%[g]		3,827,081	3,827,081
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,648,928)			7,648,928
TOTAL INVESTMENTS (Identified cost—$348,186,998)	129.8%		358,460,381
WRITTEN CALL OPTIONS	(1.0)		(2,814,769)
LIABILITIES IN EXCESS OF OTHER ASSETS	(28.8)		(79,573,620)
NET ASSETS (Equivalent to $11.96 per share based on 23,073,973 shares of common stock outstanding)	100.0%		$276,071,992
		Number of Contracts
WRITTEN CALL OPTIONS	(1.0)%
EUROPE	(0.2)%
DJ EuroStoxx 50 Index, EUR Strike Price 2,850, 1/21/11		500	$(220,489)
DJ EuroStoxx 50 Index, EUR Strike Price 2,875, 1/21/11		550	(171,957)
DJ EuroStoxx 50 Index, EUR Strike Price 2,900, 1/21/11		250	(56,793)
			(449,239)
UNITED STATES	(0.8)%
S&P 500 Index, USD Strike Price 1,250, 1/22/11		232	(556,800)
S&P 500 Index, USD Strike Price 1,255, 1/22/11		891	(1,808,730)
			(2,365,530)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$2,611,338)			$(2,814,769)

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro Currency

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  A portion or all of the security is held in connection with the revolving credit agreement; $159,062,358 has been pledged as collateral.

b  Non-income producing security.

c  A portion or all of the security is held in connection with written option contracts: $54,060,184 has been pledged to brokers.

d  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.7% of net assets of the Fund.

e  Resale is restricted. Security acquired 12/20/10 at a cost of $1,763,680; equals 0.7% of net assets; this security is illiquid.

f  Resale is restricted to qualified institutional investors. Aggregate holdings equal 4.7% of net assets of the Fund, 0.0% of which are illiquid.

g  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments in securities, at value (Identified cost—$348,186,998)	$358,460,381
Cash	54,210
Foreign currency, at value (Identified cost—$27,473)	27,629
Receivable for dividends and interest	1,532,924
Other assets	74,664
Total Assets	360,149,808
LIABILITIES:
Payable for:
Revolving credit agreement	78,000,000
Options (Premiums received $2,611,338)	2,814,769
Investment securities purchased	1,763,680
Dividends declared on common shares	837,818
Investment management fees	300,469
Interest expense	93,537
Administration fees	24,038
Other liabilities	243,505
Total Liabilities	84,077,816
NET ASSETS	$276,071,992
NET ASSETS consist of:
Paid-in capital	$372,223,723
Dividends in excess of net investment income	(599,586)
Accumulated net realized loss	(105,641,661)
Net unrealized appreciation	10,089,516
$276,071,992
NET ASSET VALUE PER COMMON SHARE:
($276,071,992 ÷ 23,073,973 shares outstanding)	$11.96
MARKET PRICE PER COMMON SHARE	$11.21
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(6.27)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividend income (net of $444,839 of foreign withholding tax)	$10,927,081
Interest income	1,386,903
Total Income	12,313,984
Expenses:
Investment management fees	3,394,830
Interest expense	1,315,277
Administration fees	345,069
Line of credit fees	200,642
Custodian fees and expenses	177,756
Professional fees	166,320
Shareholder reporting expenses	60,550
Directors' fees and expenses	30,621
Transfer agent fees and expenses	20,440
Registration and filing fees	13,479
Miscellaneous	50,394
Total Expenses	5,775,378
Net Investment Income	6,538,606
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(5,236,770)
Options	(2,465,981)
Foreign currency transactions	(236,878)
Net realized loss	(7,939,629)
Net change in unrealized appreciation (depreciation) on:
Investments	27,865,800
Options	496,087
Foreign currency translations	18,747
Net change in unrealized appreciation (depreciation)	28,380,634
Net realized and unrealized gain	20,441,005
Net Increase in Net Assets from Operations Applicable to Common Shares	$26,979,611

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$6,538,606	$7,174,724
Net realized loss	(7,939,629)	(51,945,997)
Net change in unrealized appreciation (depreciation)	28,380,634	118,586,676
Net increase in net assets resulting from operations	26,979,611	73,815,403
Less Dividends to Preferred Shareholders from Net Investment Income	—	(369,387)
Net increase in net assets from operations applicable to common shares	26,979,611	73,446,016
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(7,101,786)	(8,395,208)
Tax return of capital	(18,675,581)	(19,623,251)
Total dividends and distributions to common shareholders	(25,777,367)	(28,018,459)
Capital Stock Transactions:
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	881,690	358,098
Total increase in net assets applicable to common shares	2,083,934	45,785,655
Net Assets Applicable to Common Shares:
Beginning of year	273,988,058	228,202,403
End of year[a]	$276,071,992	$273,988,058

a  Includes dividends in excess of net investment income of $599,586 and $592,097, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2010

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$26,979,611
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(175,956,466)
Net purchases, sales and maturities of short-term investments	(1,468,928)
Net amortization/accretion of premium (discount)	5,267
Proceeds from sales and maturities of long-term investments	198,984,776
Net increase in dividends and interest receivable and other assets	(453,485)
Net decrease in interest expense payable, accrued expenses and other payables	(1,119)
Decrease in premiums received from options	(713,535)
Net change in unrealized appreciation on investments	(27,865,800)
Net realized loss from investments	5,236,770
Cash provided by operating activities	24,747,091
Cash Flows from Financing Activities:
Distributions paid on common shares net of reinvestments	(24,697,929)
Cash used for financing activities	(24,697,929)
Increase in cash	49,162
Cash at beginning of year (including foreign currency)	32,677
Cash at end of year (including foreign currency)	$81,839

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,			For the Period July 27, 2007[a] through
Per Share Operating Performance:	2010	2009	2008	December 31, 2007
Net asset value per common share, beginning of period	$11.91	$9.94	$19.59	$19.10
Income from investment operations:
Net investment income	0.31	0.38	0.51	0.20
Net realized and unrealized gain (loss)	0.86	2.83	(8.03)	1.11
Total income (loss) from investment operations	1.17	3.21	(7.52)	1.31
Less dividends and distributions to preferred shareholders from:
Net investment income	—	(0.02)	(0.07)	(0.01)
Net realized gain	—	—	(0.05)	(0.03)
Total dividends and distributions to preferred shareholders	—	(0.02)	(0.12)	(0.04)
Total from investment operations applicable to common shares	1.17	3.19	(7.64)	1.27
Offering costs charged to paid-in capital—common shares	—	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	—	(0.00)[b]	(0.05)
Total offering costs	—	—	—	(0.09)
Anti-dilutive (dilutive) effect from the issuance of common shares	0.00 [b]	(0.00)[b]	—	(0.01)
Anti-dilutive effect from the purchase of common shares	—	—	0.03	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.31)	(0.37)	(0.45)	(0.20)
Net realized gain	—	—	(0.28)	(0.48)
Tax return of capital	(0.81)	(0.85)	(1.31)	—
Total dividends and distributions to common shareholders	(1.12)	(1.22)	(2.04)	(0.68)
Net increase (decrease) in net asset value per common share	0.05	1.97	(9.65)	0.49
Net asset value, per common share, end of period	$11.96	$11.91	$9.94	$19.59
Market value, per common share, end of period	$11.21	$11.29	$7.86	$17.39
Total net asset value return[c]	11.18%	37.19%	–40.66%	6.35%[d]
Total market value return[c]	9.93%	64.47%	–47.14%	–9.84%[d]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,			For the Period July 27, 2007[a] through
Ratios/Supplemental Data:	2010	2009	2008	December 31, 2007
Net assets applicable to common shares, end of period (in millions)	$276.1	$274.0	$228.2	$456.3
Ratio of expenses to average daily net assets applicable to common shares[e]	2.22%	2.25%	2.09%	1.65%[f]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[e]	1.71%	1.86%	1.72%	1.47%[f]
Ratio of net investment income to average daily net assets applicable to common shares[e]	2.51%	3.10%	3.35%	2.45%[f]
Ratio of expenses to average daily managed assets[e,g]	1.70%	1.68%	1.59%	1.45%[f]
Portfolio turnover rate	53%	85%	56%	13%[d]
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	$43,000	$90,000
Total shares outstanding (in 000's)	—	—	2	4
Asset coverage ratio for revolving credit agreement	454%	451%	690%	2,051%
Asset coverage per $1,000 for revolving credit agreement	$4,539	$4,513	$6,896	$20,509
Asset coverage ratio for auction market preferred shares[h]	—	—	356%	487%
Asset coverage per share for auction market preferred shares[h]	—	—	$89,000	$121,750
Liquidation preference per share	—	—	$25,000	$25,000
Average market value per share[i]	—	—	$25,000	$25,000

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The Fund's investment objective is total return with an emphasis in high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by the Board of Directors to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—United States	$148,239,619	$146,424,784	$1,814,835	—
Common Stock—Other Countries	145,887,058	145,887,058	—	—
Closed-End Funds	25,021,470	25,021,470	—	—
Preferred Securities—$25 Par Value—Bermuda	1,838,126	—	1,838,126	—
Preferred Securities—$25 Par Value—Other Countries	8,045,330	8,045,330	—	—
Preferred Securities—Capital Securities	20,446,077	—	20,446,077	—
Corporate Bonds	1,333,773	—	1,333,773	—
Money Market Funds	7,648,928	—	7,648,928	—
Total Investments	$358,460,381	$325,378,642	$33,081,739	—
Other Financial Instruments*	$(2,814,769)	$(2,642,812)	$(171,957)	—

*  Other financial instruments are written option contracts.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase/(decrease) to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2010, a portion of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders, other than impact on the capital loss carryforwards as discussed in Note 4.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 1.0% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any loan outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the Fund's average daily managed asset value. For the year ended December 31, 2010, the Fund paid the investment manager $271,587 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $5,407 from the Fund for the year ended December 31, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2010, totaled $175,707,792 and $196,735,742, respectively.

Transactions in options written during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2009	2,181	$2,828,786
Options written	26,349	33,133,970
Options expired	(5,584)	(3,070,603)
Options terminated in closing transactions	(20,523)	(30,280,815)
Options outstanding at December 31, 2010	2,423	$2,611,338

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2010	2009
Ordinary income	$7,101,786	$8,764,595
Tax return of capital	18,675,581	19,623,251
Total dividends and distributions	$25,777,367	$28,387,846

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2010, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$351,237,463
Gross unrealized appreciation	$36,149,220
Gross unrealized depreciation	(28,926,302)
Net unrealized appreciation	7,222,918
Other cost basis adjustments	149,031
Total net unrealized appreciation	$7,371,949

As of December 31, 2010, the Fund had a net capital loss carryforward of $102,909,020, of which $16,526,539 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,366,486 will expire on December 31, 2018. This carryforward may be used to offset future capital gains to the extent provided by regulations. Federal tax rules limit the Fund's use of these capital loss carryforwards. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration. In addition, the Fund incurred capital and currency losses of $563,604 and $51,056, respectively, after October 31, 2010 that it has elected to treat as arising in the following fiscal year.

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions and passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $213,979, accumulated net realized loss was charged $341,712 and dividends in excess of net investment income was credited $555,691. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2010 and December 31, 2009, the Fund issued 77,956 and 30,067 shares of common stock, respectively, for the reinvestment of dividends.

On December 14, 2010, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2011 through the fiscal year ended December 31, 2011. During the years ended December 31, 2010 and December 31, 2009, the Fund did not effect any repurchases.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Prior to redemption, preferred shares were senior to the Fund's common shares and ranked on parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund did not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares were subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option could without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price was $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares had equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares was required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provided for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS are not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the AMPS series of the Fund, and therefore, the maximum rates were declared on the AMPS series. Based upon the ratings of the AMPS, the maximum rate for shares of a series was the greater of 125% of LIBOR or 125 basis points plus LIBOR.

During the year ended December 31, 2009, the Fund redeemed $43,000,000 of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. On December 10, 2009, the Fund's preferred shares were reclassified and designated as common shares with preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of common shares generally set forth in the Fund's articles of incorporation.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The redemption amount and details for the year ended December 31, 2009 are:

Series*	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 12/31/09	Total Value 12/31/08	Amount Redeemed	Total Value 12/31/09
W7	1,720	1,720	—	$43,000,000	$43,000,000	$—

The following table reflects the preferred shares range of dividend rates paid during the year ended December 31, 2009:

Series*	Range
W7	1.48%-1.70%

*  Series W were Auction Market Preferred Series with a $25,000 liquidation value and $0.001 par value.

Note 6. Borrowings

The Fund has a $100,000,000 secured, committed revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street), as operations agent, and the lenders identified in the credit agreement. The credit agreement has a 364-day term. The credit agreement expired and was renewed on June 18, 2010. The Fund pays a 0.20% per annum fee based on the unused portion of the credit agreement. (Prior to June 18, 2010, the rate was 0.25%). The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times.

As of December 31, 2010, the Fund has outstanding borrowings of $78,000,000. During the year ended December 31, 2010, the Fund borrowed an average daily balance of $78,000,000 at a weighted average borrowing cost of 1.66%.

On June 1, 2009, the Securities and Exchange Commission (the "SEC") issued an order (the "Order") to the Fund providing an exemption from Section 18(a)(1) of the 1940 Act. The Order temporarily permitted the Fund to maintain 200% asset coverage for debt used to replace AMPS rather than 300% asset coverage required by Section 18(a)(1) for debt. Effective June 10, 2010, it was no longer necessary for the Fund to utilize the temporary relief and the Fund began complying with the 300% asset coverage required by Section 18(a)(1).

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Derivative Investments

The following tables present the value of derivatives held at December 31, 2010 and the effect of derivatives held during the year ended December 31, 2010, along with the respective location in the financial statements. The volume of activity for written options for the year ended December 31, 2010 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	—	Payables	$2,814,769
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(2,465,981)	$496,087

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Events and transactions occurring after December 31, 2010 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Income Builder, Inc. (the "Fund") at December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2011

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2010) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (07/27/07)	One Year	Since Inception (07/27/07)
11.18%	–1.11%	9.93%	–4.25%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $8,347,800. Additionally, 43.4% of the ordinary dividends qualified for the dividends received deduction available to corporations.

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an "opt-out" plan (the "Plan"). Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains ("Dividends") automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the "Plan Agent"). Shareholders who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value ("NAV") per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the "Purchase Period"), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in the Plan may withdraw from the Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent's fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

PRIVACY POLICY*

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

* This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC and the Cohen & Steers Funds.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Directors[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen[5] Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers' compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

Willard H. Smith Jr. Age: 74	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with the investment manager (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During at Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Yigal Jhirad Age: 46	Vice President	Senior Vice President of CSCM since 2007. Prior to that, executive director at Morgan Stanley and head of prime brokerage equity product marketing responsible for developing and marketing quantitative and derivatives product to hedge funds.	Since 2007

Richard E. Helm Age: 51	Vice President	Senior Vice President of CSCM since 2005. Prior to that, VP and senior portfolio manager at WM Advisors, Inc.	Since 2005

William F. Scapell Age: 43	Vice President	Senior Vice President of CSCM since 2003. Prior to that, chief strategist for preferred securities at Merrill Lynch & Co., Inc.	Since 2003

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Yigal D. Jhirad
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: INB

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

GLOBAL INCOME BUILDER, INC.

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2010

INBAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
Audit Fees	$52,500	$52,500
Audit-Related Fees	$0	$0
Tax Fees	$12,250	$12,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                    The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)                 No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2010	2009

Registrant	$12,250	$12,250
Investment Advisor	$20,000	$20,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., (the “Advisor” or “C&S”) and Cohen & Steers Europe S.A., Cohen & Steers Asia Limited and Cohen & Steers UK Limited (together, the “Subadvisors”) in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that C&S follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by the Advisor shall be subject to this Statement of Policy and Procedures.

I.                                         Objectives

Voting rights are an important component of corporate governance. The Advisor and the Subadvisors have three overall objectives in exercising voting rights:

A. Responsibility. The Advisor and Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and Subadvisors follow the general principles set forth below.

•                  The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•                  In exercising voting rights, the Advisor and Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•                  Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•                  In exercising voting rights on behalf of clients, the Advisor and Subadvisors shall conduct itself in the same manner as if the Advisor and Subadvisors were the constructive owner of the securities.

•                  To the extent reasonably possible, the Advisor and Subadvisors shall participate in each shareholder voting opportunity.

•                  Voting rights shall not automatically be exercised in favor of management-supported proposals.

•                  The Advisor and Subadvisors, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines followed in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and Subadvisors may consider the views of third parties, the Advisor and Subadvisors shall never base a proxy voting decision solely on the opinion of a third party.

Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Advisor and Subadvisors may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.

While these guidelines will provide a framework for the Advisor and Subadvisors decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.

When new issues arise or old issues present nuances not encountered before, the Advisor and Subadvisors must be guided by their reasonable judgment to vote in a manner that the Advisor and Subadvisors deem to be in the best interests of the Fund and its shareholders. In addition, because the regulatory framework and the business cultures and practices vary from region to region, the below general guidelines may be inconsistent in certain circumstances for proxies of issuers of securities in Europe and Asia.

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative.

For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, the Advisor and Subadvisors consider the following factors:

•                  Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•                  Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•                  Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•                  Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•                  Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•                  Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•                  Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•                  Whether the nominee serves on more than four public company boards;

•                  Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•                  Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which Advisor and Subadvisors believe may have been manipulated to provide additional benefits to executives;

•                  Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•                  Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment.

The Advisor and Subadvisors vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. The Advisor and Subadvisors recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, the Advisor and Subadvisors are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

The Advisor and Subadvisors vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Generally, the Advisor and Subadvisors vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees. The Advisor and Subadvisors vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues. Generally, the Advisor and Subadvisors vote against auditor indemnification and limitation of liability; however the Advisor and Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While the Advisor and Subadvisors recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, the Advisor and Subadvisors oppose measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. The Advisor and Subadvisors acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. The Advisor and Subadvisors review on a case-by-case basis management proposals to ratify a poison pill. The Advisor and Subadvisors generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. The Advisor and Subadvisors vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, The Advisor and Subadvisors vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. The Advisor and Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors, although the Advisor and Subadvisors acknowledge that a classified board may be in the long-term best interests of a company in certain situations. In voting on shareholder proposals to declassify a board of directors, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. The Advisor and Subadvisors generally support, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. the Advisor and Subadvisors votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. The Advisor and Subadvisors recognize the importance on shareholder ability to call a special meeting, however, the Advisor and Subadvisors are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. The Advisor and Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While the Advisor and Subadvisors recognize the importance of such proposals, the Advisor and Subadvisors are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. The Advisor and Subadvisors will generally vote for proposals looking to separate the CEO and Chairman roles. The Advisor and Subadvisors do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, Advisor and Subadvisors will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. The Advisor and Subadvisors vote for proposals that call for the board to be composed of a majority of independent directors. The Advisor and Subadvisors believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. The Advisor and Subadvisors vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. The Advisor and Subadvisors support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. The Advisor and Subadvisors vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. The Advisor and Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. The Advisor and Subadvisors generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. The Advisor and Subadvisors would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. The Advisor and Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

The Advisor and Subadvisors also vote for management proposals to adopt confidential voting.

Bundled Proposals. The Advisor and Subadvisors review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, the Advisor and Subadvisors examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, the Advisor and Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and Subadvisors support such proposals.

Date/Location of Meeting. The Advisor and Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out; the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. The Advisor and Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan). Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•                  creates a blank check preferred stock; or

•                  establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Advisor and Subadvisors may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti- takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Advisor and Subadvisors.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•                  The size of the company;

•                  The shareholder base; and

•                  The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, the Advisor and Subadvisors vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. The Advisor and Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case- by-case basis.

In voting, the Advisor and Subadvisors consider the following issues:

•                  dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•                  change in control—will the transaction result in a change in control of the company?

•                  bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. The Advisor and Subadvisors will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

The Advisor and Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

The Advisor and Subadvisors vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by the Advisor and Subadvisors).

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and Subadvisors vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. The Advisor and Subadvisors feel that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders.

The Advisor and Subadvisors will, however, vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, the Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. The Advisor and Subadvisors will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. The Advisor and Subadvisors oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. The Advisor and Subadvisors generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. The Advisor and Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. The Advisor and Subadvisors support employee stock purchase plans, although the Advisor and Subadvisors generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. The Advisor and Subadvisors vote for shareholder proposals to expense fixed-price options.

Vesting. The Advisor and Subadvisors believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Advisor and Subadvisors will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. The Advisor and Subadvisors vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, the Advisor and Subadvisors will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. The Advisor and Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, the Advisor and Subadvisors evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, the Advisor and Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

The Advisor and Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. The Advisor and Subadvisors support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and Subadvisors generally vote against proposals to adopt such charter provisions. The Advisor and Subadvisors feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. The Advisor and Subadvisors vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. The Advisor and Subadvisors vote for changing the corporate name.

Social Issues.

The Advisor and Subadvisors believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Advisor and Subadvisors do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, the Advisor and Subadvisors generally vote against these types of proposals, which are generally initiated by shareholders, unless the Advisor and Subadvisors believe the proposal has significant economic implications.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 8, 2011, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”).  Vice president and director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS.  Vice President and Director of Cohen & Steers Securities, LLC.  Director and co-chairman of each of the Cohen & Steers funds.  Previously, chairman of C&S and each of the Cohen &

Steers funds.

Joseph Harvey • Vice president • Portfolio manager since inception	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

Douglas Bond • Vice president • Portfolio manager since inception	Executive vice president of C&S. Previously, first vice president for asset managers and funds at Merrill Lynch & Co.

William F. Scapell • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

Richard Helm • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, senior portfolio manager of WM Advisors, Inc.

Yigal D. Jhirad • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at Morgan Stanley, heading the portfolio and derivatives strategies effort.

Scott Crowe • Vice President • Portfolio manager since inception	Senior vice president of C&S. Previously, executive director at UBS.

Ben Morton • Portfolio manager since 2007	Vice president of C&S.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey, Mr. Crowe, Mr. Bohjalian, Mr. Morton and Mr. Jhirad direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2010, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. Two (2) of the 42 other accounts managed by Messrs. Cohen, Steers and Harvey, with total assets of $105.89 million, are subject to performance-based fees.

Martin Cohen

	Number of accounts	Total assets

• Registered investment companies	16	$14,127,706,000

• Other pooled investment vehicles	36	$11,540,758,000

• Other accounts	42	$4,236,799,000

Robert Steers

	Number of accounts	Total assets

• Registered investment companies	16	$14,127,706,000

• Other pooled investment vehicles	36	$11,540,758,000

• Other accounts	42	$4,236,799,000

Joseph Harvey

	Number of accounts	Total assets

• Registered investment companies	16	$14,127,706,000

• Other pooled investment vehicles	36	$11,540,758,000

• Other accounts	42	$4,236,799,000

Douglas Bond

	Number of accounts	Total assets

• Registered investment companies	2	$743,214,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

William F. Scapell

	Number of accounts	Total assets

• Registered investment companies	7	$5,952,434,000

• Other pooled investment vehicles	2	$546,561,000

• Other accounts	5	$522,378,000

Richard Helm

	Number of accounts	Total assets

• Registered investment companies	5	$2,111,069,000

• Other pooled investment vehicles	5	$779,893,000

• Other accounts	19	$923,092,000

Yigal D. Jhirad

	Number of accounts	Total assets

• Registered investment companies	1	$354,072,000

• Other pooled investment vehicles	0	$0

• Other accounts	0	$0

Scott Crowe

	Number of accounts	Total assets

• Registered investment companies	5	$2,709,695,000

• Other pooled investment vehicles	29	$10,847,332,000

• Other accounts	17	$1,527,835,000

Ben Morton

	Number of accounts	Total assets

• Registered investment companies	3	$2,875,248,000

• Other pooled investment vehicles	4	$334,810,000

• Other accounts	0	$0

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2010:

Dollar Range of Securities Owned
Martin Cohen	None
Robert Steers	$50,001 - $100,000
Joseph Harvey	None
Douglas Bond	$1 - $10,000
William F. Scapell	None
Richard Helm	None
Yigal Jhirad	None
Scott Crowe	None
Ben Morton	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor or Subadvisors, as applicable. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor and Subadvisors strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Advisor and Subadvisors to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Advisor or Subadvisors, as applicable, and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor and Subadvisors however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor and Subadvisors may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the Advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Advisor’s parent, CNS. The Advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the MSCI World Index, the S&P 500 Index and other broad based indexes based on the asset classes managed by each portfolio manager.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time.  Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the Advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Advisor and CNS. While the annual salaries of the Advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: March 8, 2011